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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 15, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702              34-1531521
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 (State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut              06880
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         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     Terex Corporation ("Terex") issued a press release on August 15, 2005, updating the status of the completion of its financial statements for the year ended December 31, 2004 and prior periods.

     The press release also announced that Terex has obtained a waiver from its senior bank lending group extending the due date through September 15, 2005 to provide such lenders with Terex's financial information for the year ended December 31, 2004 and the quarters ended March 31 and June 30, 2005.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on August 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2005

                           TEREX CORPORATION


                           By:  /s/ Phillip C. Widman
                               Phillip C. Widman
                               Senior Vice President and
                               Chief Financial Officer







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